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                                                                   EXHIBIT 99.2

                        NEXTLINK COMMUNICATIONS, L.L.C.
                            NEXTLINK CAPITAL, INC.

                                EXCHANGE OFFER
                              TO HOLDERS OF THEIR
                    12 1/2% SENIOR NOTES DUE APRIL 15, 2006

                         NOTICE OF GUARANTEED DELIVERY

  As set forth in the Prospectus dated      , 1996 (the "Prospectus") of
NEXTLINK Communications, L.L.C. (the "Company") and NEXTLINK Capital, Inc. (together with the Company, the "Issuers") under "The Exchange Offer--How to Tender" and in the Letter of Transmittal for 12 1/2% Senior Notes due April 15, 2006 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuers if: (i) certificates for the above-referenced Notes (the "Senior Notes") are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

TO:     UNITED STATES TRUST COMPANY OF NEW YORK (THE "EXCHANGE AGENT")

                                 By Facsimile:
                                (212) 420-6152
                          Attention: Customer Service

                           Confirm by telephone to:
                                (800) 548-6565

                       By Registered or Certified Mail:
                    United States Trust Company of New York
                          P.O. Box 844 Cooper Station
                           New York, New York 10276

                                   By Hand:
                    United States Trust Company of New York
                                 111 Broadway
                           New York, New York 10006
                     Attention: Corporate Trust Operations

                             By Overnight Courier:
                    United States Trust Company of New York
                                 770 Broadway
                           New York, New York 10003
                     Attention: Corporate Trust Operations

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO A FACSIMILE OR TELEX NUMBER OTHER THAN AS
             SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

  The undersigned hereby tenders to the Issuers, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Senior Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

                                          Sign Here

                                          Signature(s) ________________________
Principal Amount of Senior  Notes         _____________________________________
Tendered ____________________________


                                          Please Print the Following
Certificate Nos.  (if available) ____     Information


Total Principal Amount  Represented       Name(s) _____________________________
by Senior Notes  Certificate(s) _____     _____________________________________
                                          Address _____________________________

Account Number ______________________     _____________________________________



Dated:            , 1996                  Area Code and Tel. No(s). ___________
                                          _____________________________________
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                                   GUARANTEE

  The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

                                          _____________________________________
                                                      Name of Firm

                                          _____________________________________
                                                  Authorized Signature

                                          _____________________________________
                                              Number and Street or P.O. Box

                                          _____________________________________
                                          City          State     Zip Code

                                          _____________________________________
                                                 Area Code and Tel. No.

Dated:            , 1996